SUMMARY PROSPECTUS
January 28, 2026
Themes US Cash Flow Champions ETF
Ticker Symbol: LGCF
Listed on The NASDAQ Stock Market LLC

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Themes US Cash Flow Champions ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated January 28, 2026 are incorporated by reference into this Summary Prospectus.

Fund Summary

Themes US Cash Flow Champions ETF
Investment Objective
The Themes US Cash Flow Champions ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of an index composed of U.S. companies with a high cash flow yield.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.29%
1.Restated to reflect current fees
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the Solactive US Cash Flow Champions Index, or any successor thereto (the “Index”). The Index is based on a proprietary methodology developed and maintained by Solactive AG (the “Index Provider”), which is an organization that is independent of, and unaffiliated with, the Fund and Themes Management Company, LLC, the Fund’s investment adviser (the “Adviser”).
The Index
The Index is a free-float adjusted, market capitalization weighted index that is designed to provide exposure to U.S. companies that have a high cash flow yield. The Index is denominated in U.S. dollars. As of December 31, 2025, the Index was comprised of 75 companies with a market capitalization range of between approximately $13.9 billion and $877.2 trillion and a weighted average market capitalization of approximately $191.5 billion.
In constructing or adjusting the Index, the Index Provider identifies an “Index Universe” of companies that, on Selection Days (as defined below), fulfill the following requirements: 1) is a member of the Solactive GBS (Global Benchmark Series) United States Large & Mid Cap Index; and 2) only companies with a positive cash flow yield (free cash flow/enterprise value) in the last 4 years are eligible. A company’s free cash flow is its cash flow from operations less its capital expenditures, and its enterprise value is its market capitalization plus its debt and less its cash and cash equivalents. All eligible companies are ranked according to next year’s estimated cash flow yield and the top 75 are selected for the Index (each, an “Index Component”). To limit turnover in the Index a buffer rule is included: In case a company is already an Index Component and is ranked within the top 200 the company remains in the Index. Each Index Component is assigned a weight according to its free float market capitalization weight which is capped at 5%. The Index is adjusted on the Rebalance Day which is 7 days after the Selection Day. “Selection Day” is the last business day in March, June, September, and December. The cap represents a general guideline set by the Index Provider and, at times, the Fund may hold positions that exceed the cap based on market activity and/or timing of Index selection/rebalancing. The determination of the Index Universe and the selection of Index Components is made by the Index Provider based on its proprietary methodology. The Index Components may change over time.
The country classification of a company (i.e., as a “US” company) is generally determined by the Index Provider using the company’s country of incorporation and the country of primary listing of its securities. If the company’s country of primary listing is the same as its country of incorporation, then the company will be assigned to that country. If the country of primary listing is not the same as the company’s country of incorporation, then additional criteria, such as the location of the company’s management board (country of domicile) and an assessment by the Index Provider of the country in which the company would be influenced the most by potential changes in the business environment (country of risk), are considered by the Index Provider for classification purposes.
The Fund’s Investment Strategy
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities that comprise the Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of U.S. companies. The Index may include securities of large and mid-capitalization companies. The Fund’s 80% Policies are non-fundamental and require 60 days prior written notice to shareholders before each can be changed.
The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to beat the Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Index is concentrated (i.e., holds 25% or more of its total assets) in a particular industry or group of industries, the Fund is expected to be concentrated in that industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 31, 2025, a significant portion of the Index is represented by securities of companies in the financials sector. The degree to which Index Components represent certain sectors or industries may change over time.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is not a money market fund and does not qualify for the special money market fund tax treatment or tax accounting methods under U.S. Treasury regulations. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Concentration Risk. To the extent that the Index concentrates in investments related to a particular industry or group of industries, the Fund is expected to also concentrate its investments to approximately the same extent. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

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Calculation Methodology Risk. The Index Provider relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

●	ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

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Authorized Participants (“APps”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APps. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The NASDAQ Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

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Large-Capitalization Investing Risk. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Companies Risk. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, Index Provider, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider, Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

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Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

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Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

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Thematic Investing Risk. The Fund relies on the Index Provider for the identification of securities for inclusion in the Index that reflect themes and sub-themes, and its performance may suffer if such securities are not correctly identified or if a theme or sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Index do not benefit from the development of such themes or sub-themes. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Index. There is no guarantee that the Index will reflect the theme and sub-theme exposures intended.

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Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index.

Fund Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.82% for the quarter ended March 31, 2024, and the lowest quarterly return was -2.37% for the quarter ended June 30, 2024.
Average Annual Total Returns for the Period Ended December 31, 2025

Themes US Cash Flow Champions ETF	1 Year	Since Inception (December 13, 2023)
Return Before Taxes	15.63%	17.96%
Return After Taxes on Distributions	15.13%	17.55%
Return After Taxes on Distributions and Sale of Shares	9.61%	13.93%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	22.44%
Solactive US Cash Flow Champions Index (reflects no deduction for fees, expenses, or taxes)	15.96%	18.38%
After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser
Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
Dingxun (Kevin) Shao, Vice President, Product Management & Development of the Adviser, Calvin Tsang, CFA, Head of Product Management & Development of the Adviser, and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Shao and Mr. Tsang have served as portfolio managers since the Fund’s inception in December 2023 and Mr. Bartkowiak has served as portfolio manager since January 2025.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.